UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2022, the Federal Home Loan Bank of New York (“Bank”) announced that two nominees for two Member Director seats representing New Jersey members on the Board of Directors (“Board”) of the Bank -- Mr. Christopher Martin, Executive Chairman of Provident Bank, Iselin, New Jersey, and Mr. Ira Robbins, Chairman and Chief Executive Officer of Valley Bank, Wayne, New Jersey -- being the only candidates nominated for the two seats, had accepted their nominations, and, in accordance with Federal Housing Finance Agency regulations, were deemed re-elected and elected, respectively by the Bank to serve as New Jersey Member Directors for terms commencing on January 1, 2023 and ending on December 31, 2026.

Mr. Martin currently serves on the Board; his current term expires on December 31, 2022. He presently serves as the Chair of the Board’s Corporate Governance and External Affairs Committee, and he also serves on the Board’s Audit, Compensation and Human Resources, and Executive Committees. (Neither Mr. Martin’s or Mr. Robbins’ 2023 Committee assignments, nor that of any other Director, have been determined by the Board.)

Compensation of Mr. Martin, Mr. Robbins and other Bank directors in 2023 is expected to be in accordance with a 2023 Director Compensation Plan (“Compensation Plan”) which will be voted on by the Board at a later time. Details regarding the Compensation Plan will be disclosed after the Compensation Plan is adopted in an appropriate filing with the U.S. Securities and Exchange Commission.

In addition to the foregoing announcement, the Bank also reminded its members that ballots in connection with the election for one open Member Director seat representing New York, and two open Districtwide Independent Director seats, all of which have terms commencing on January 1, 2023 and ending on December 31, 2026, will be distributed to eligible Bank members in October, 2022.

The Bank’s 2022 Director election is taking place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency, the regulator of the Federal Home Loan Banks.

A copy of a Director Election Update sent to Bank members containing the foregoing information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	2022 Director Election Update, dated August 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: August 31, 2022	By:	/s/ Kevin M. Neylan
	Name:	Kevin M. Neylan
	Title:	Senior Vice President and Chief Financial Officer

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